PRIME CASH FUND                              ANNUAL REPORT
380 Madison Avenue                           December 31, 1997
Suite 2300
New York, New York    10017


STATEMENT OF NET ASSETS
December 31, 1997

Cash and Net Assets - 100.0%. . . . . . . . . . . . .           $1,001
Applicable to 1,001 shares outstanding (unlimited
     number of $.01 par value shares authorized). . .
Net Asset Value Per Share . . . . . . . . . . . . . .            $1.00

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STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

     The Fund had no operations during the year.

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STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
From Investment Activities: . . . . . . .               1997         1996
Net investment income . . . . . . . . . .             $    --      $  115,320
Dividends to shareholders ($ 0 and $ 0.0045
   per share, respectively)                                --         115,320
Change in net assets derived from investment
   activities                                              --             --

From Fund Share Transactions:
                                      SHARES
                               Year Ended December 31,
                                1997            1996
Shares sold . . . . . . . . .    --            1,059         --         1,059
Shares redeemed . . . . . . .    --      (30,008,702)        --   (30,008,702)
Change in shares and net
   assets derived from Fund
   share transactions            --      (30,007,643)        --   (30,007,643)
Net change in net assets. . .                                --   (30,007,643)

NET ASSETS:
Beginning of year . . . . . .                             1,001    30,008,644

End of year . . . . . . . . .                          $  1,001      $  1,001

              See accompanying notes to financial statements.

                              PRIME CASH FUND
                           FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year

                                          Year Ended December 31,
                                1997*    1996      1995      1994      1993
Net Asset Value,
  Beginning of Year . .      $  1.0000 $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000

Income from Investment
  Operations:
  Net investment income          ---      0.0045   0.0552    0.0370    0.0260
Less Distributions:
  Dividends from net
     investment income           ---     (0.0045)  (0.0552)  (0.0370) (0.0260)

Net Asset Value, End of
  Year                       $  1.0000  $ 1.0000  $ 1.0000  $ 1.0000 $ 1.0000

Total Return. . . . . .          ---         **      5.66%     3.76%    2.63%

Ratios/Supplemental Data
  Net Assets, End of Year
   (in thousands) . . .       $      1   $     1 $ 30,009  $ 38,406  $ 67,170
  Ratio of Expenses to
   Average Net Assets .          ---         **     0.45%     0.55%     0.61%
  Ratio of Net Investment
   Income to Average Net
   Assets                        ---         **     5.55%     4.00%     2.60%

   For the years 1995 and 1994, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the Adminstrator's voluntary expense reimbursement and, the expense offset in custodian fees for uninvested cash balances in 1995, would have been:

  Net Investment Income                      **  $ 0.0525   $ 0.0350
  Ratio of Expenses to
    Average Net Assets.                      **    0.72%      0.76%
  Ratio of Net Investment Income to
   Average Net Assets                        **    5.28%      3.79%

*   The Fund had no operations during the year.

** Results are not presented for 1996 inasmuch as the Fund was in operation for only one month.

NOTES TO FINANCIAL STATEMENTS

Note A - Prime Cash Fund (the "Fund") was organized on September 10, 1982 as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund commenced operations on April 12, 1983 as a diversified, open-end investment company. The Fund ceased operations on February 1, 1996 inasmuch as all shares outstanding, except for 1,001 shares owned by Aquila Management Corporation, had been redeemed by shareholders. Although the Fund is not conducting a public offering of it shares, it will continue its existence as a Massachusetts business trust and maintain its registration as an investment company.

Note B - Since inception, the Fund has qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund made distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Report of the Annual Meeting of Shareholders (unaudited)

     The Annual Meeting of Shareholders of Prime Cash Fund (the "Fund") was held on December 15, 1997*. At the meeting, the following matters were submitted to a shareholder vote and approved by a unanimous vote of the
Fund's outstanding voting securities:   (i) the election of Lacy B. Herrmann,
Paul Y. Clinton, and Theodore T. Mason as Trustees to hold office until the next annual meeeting of the Fund's shareholders or until his or her successor is duly elected, and (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997.

________________________________________

* On the record date for this meeting, 1,001 shares of the Fund were outstanding and entitled to vote. The holders of all shares entitled to vote were present in person at the meeting.

                       INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Prime Cash Fund:

   We have audited the accompanying statement of net assets of Prime Cash Fund, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

New York, New York
February 6, 1998